UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2010

HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction of incorporation or organization)	(Commission File No)	(I.R.S. Employer Identification Number)

90 Nassau Street, Princeton, New Jersey 08542

(Address of principal executive offices) (Zip Code)

(609) 683-3831

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2010, at the 2010 Annual Meeting of Stockholders of Heartland Payment Systems, Inc. (“HPS”), the stockholders approved the amendment and restatement of the Heartland Payment Systems Inc.’s 2008 Equity Incentive Plan (the “2008 Plan”) to, among other things, increase, effective January 1, 2010, the share reserve available for awards under the 2008 Plan from 1,058,781 to 7,700,000.

A copy of the amended and restated 2008 Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to our stockholders at the 2010 Annual Meeting of Stockholders held on May 14, 2010:

•	The election of seven directors to our Board of Directors for terms expiring at the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•

The approval of the amendment and restatement of the 2008 Plan to, among other things, increase, effective January 1, 2010, the share reserve available for awards under the 2008 Plan from 1,058,781 to 7,700,000.

•	The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ended December 31, 2010.

For more information about the foregoing proposals, see our proxy statement dated April 23, 2010, the relevant portions of which are incorporated herein by reference. Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The final voting results consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

Director Nominee	Votes For	Votes Against	Broker Non-Votes
Robert O. Carr	29,739,429	646,047	5,181,454
Mitchell L. Hollin	21,674,277	8,711,199	5,181,454
Robert H. Niehaus	21,697,222	8,688,254	5,181,454
Marc J. Ostro, Ph.D.	29,105,242	1,280,234	5,181,454
Jonathan J. Palmer	21,655,327	8,730,149	5,181,454
George F. Raymond	29,649,964	735,512	5,181,454
Richard W. Vague	29,959,205	426,271	5,181,454

The seven nominees who received the highest number of votes (all of the above individuals) were elected to the Board of Directors, and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Approval of Amendment and Restatement of the 2008 Equity Incentive Plan

The results of the voting included 16,144,359 votes for, 13,894,688 votes against, 346,429 votes abstained and 5,181,454 votes were broker non-votes. The amendment and restatement was approved.

Ratification of Deloitte & Touche LLP

The results of the voting included 35,148,207 votes for, 345,610 votes against and 73,113 votes abstained. The appointment was ratified.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment and Restatement of Heartland Payment Systems, Inc.’s 2008 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2010

Heartland Payment Systems, Inc.
(Registrant)

By:	/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel, Chief Legal Officer and Secretary